UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2023

DoorDash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39759	46-2852392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 2nd Street, South Tower, 8th Floor

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(650) 487-3970

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.00001 per share	DASH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2023, the Board of Directors (the “Board”) of DoorDash, Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws (the “Amended Bylaws”), effective January 30, 2023. The Amended Bylaws incorporate certain amendments to align the Amended Bylaws with changes to the Delaware General Corporation Law and the laws of the state of Delaware, including:

•	provisions relating to the delivery of notices of stockholder meetings and communications regarding adjourned stockholder meetings;

•	provisions related to notice of an adjourned stockholder meeting (particularly in the event of a technical failure at a virtual meeting); and

•	provisions regarding the preparation of a stockholder list and provision of such list at the annual meeting of stockholders.

The Amended Bylaws also incorporate certain other amendments, including:

•	changing certain provisions relating to stockholder nominations for election as a director to address the universal proxy rules adopted by the Securities and Exchange Commission;

•	adjusting language concerning delegation of authority to appoint officers and authority of officers;

•	clarifying the Company’s exclusive forum provisions; and

•	making certain other clarifying, conforming and ministerial changes.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of DoorDash, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOORDASH, INC.

Date: February 1, 2023	/s/ Tony Xu
Tony Xu
Chief Executive Officer